                                                                   Exhibit 10.17

                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of the 11th day of August, 1997, by and between MEDTRONIC ASSET MANAGEMENT, INC. (a wholly-owned subsidiary of MEDTRONIC, INC.) (the "Purchaser") and COMPUTER MOTION, INC. a Delaware corporation (the "Company").

        WHEREAS, the Company has undertaken an initial public offering (the "Initial Public Offering") of its Common Stock, $.01 par value per share (the "Common Stock"), for which it filed a registration statement on Form S-1 and amendments thereto (File No. 333-29505, the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and which was declared effective on August 11, 1997; and

        WHEREAS, concurrently with the closing of the Initial Public Offering, the Company desire to issue and sell to Medtronic, and Medtronic desires to purchase from the Company, upon the terms and subject to the conditions set forth in this Agreement, Seventy-Six Thousand Eight Hundred and Five (76,805) shares (the "Shares") of the Company's Common Stock.

        In consideration of the mutual covenants and representations set forth in this Agreement, the Company and Purchaser agree as follows:

        1. Purchase. Purchaser, in exercise of its right under the Debenture Purchase Agreement dated March 18, 1997, hereby irrevocably (subject to completion of the Initial Public Offering) agrees to purchase, on the terms and conditions described herein, Seventy-Six Thousand Eight Hundred and Five (76,805) Shares. Purchaser acknowledges that its right to purchase the balance of up to $10,000,000 of the Company's Common Stock is no longer exercisable. The Shares are purchased as an Additional Minority Investment pursuant to the Principal Terms attached as Exhibit C to Debenture Purchase Agreement.

        2. Purchase Price. Purchaser shall pay to the Company $13.02 per share, or a total of One Million Dollars ($1,000,000). Such purchase price shall be paid immediately following the closing of the Company's initial public offering on August 15, 1997 (the "Closing Date").

        3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

           (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares being issued hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

           (b) The Shares which are being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Purchaser in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

           (c) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or the By-laws of the Company, in each case as amended, or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material indenture, agreement or other instrument, or result in the creation or imposition of any material lien upon any of the properties or assets of the Company.

           (d) The Registration Statement, as amended by Amendments No. 1, No. 2 and No. 3 thereto, including the preliminary prospectus delivered in connection with the Initial Public Offering (the "Preliminary Prospectus"), copies of which have heretofore been delivered to the Purchaser, has been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the SEC under the Securities Act, and has been filed with the SEC under the Securities Act; such amendment or amendments to such Registration Statement, copies of which have heretofore been delivered to the Purchaser, as may have been made prior to the date of this Agreement have been so prepared and filed; and the Company has so prepared and proposes so to file the final prospectus (the "Final Prospectus") in accordance with Rule 424 promulgated under the Securities Act.

           (e) The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus. At the time of filing the Preliminary Prospectus, such prospectus did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Registration Statement when it became effective and Final Prospectus when filed with the SEC pursuant to Rule 424 of the Rules and Regulations and at all times subsequent thereto up to the Closing Date and any amendments or supplements thereto will contain as of their respective dates all material statements and information which are required to be included therein in accordance with the Securities Act and the Rules and Regulations and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, and neither the Registration Statement nor the Final Prospectus, nor any amendment or supplement thereto, will include as of such dates any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

           (f) Except as contemplated in the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement, the Company has not incurred any direct or, to the best of the Company's knowledge, contingent material liabilities or material obligations, or entered into any material transactions or contracts, not in the ordinary course of business, and there has not been any material increase or decrease in any thereof or in any debt, except pursuant to the terms of the instruments governing the same, or any material adverse change in the present or, the Company's best knowledge, prospective, general affairs, business, management, or financial condition of the Company.

         4. Investment Representation of Purchaser. Purchaser hereby represents and agrees that:

            (a) Purchaser understands that the Shares will be issued by the Company without registration under the Securities Act of 1933 ("Securities Act") and without qualification or registration under applicable state securities laws ("Blue Sky Laws") pursuant to exemptions from registration or qualification contained in the Securities Act and in the Blue Sky Laws. Purchaser understands that the Shares must be held indefinitely unless subsequently registered or qualified under the Securities Act and under the Blue Sky Laws unless exemptions from the registration or qualification requirements under the Securities Act and under the Blue Sky Laws are available in connection with any proposed transfer of the Shares by Purchaser.

            (b) Purchaser agrees that none of the Shares, nor any interest in the Shares, will be resold or otherwise transferred by Purchaser without registration or qualification under the Securities Act and the Blue Sky Laws unless Purchaser first demonstrates to the satisfaction of the Company that specific exemptions from such registration or qualification requirements are available with respect to the proposed transfer and provides the Company an opinion of counsel satisfactory to the Company that the proposed transfer may be made without violation of the Securities Act or the Blue Sky Laws and will not affect the exemptions relied upon by the Company in connection with the original issuance of the Shares.

            (c) Without limiting the Company's representations in Section 3 above, Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the merits and risks of investing in the Shares. Purchaser has had ample opportunity to review information regarding the Company and to ask questions of the Company and its representatives and to seek independent investment, tax, and legal advice prior to investing in the Shares. THE PURCHASER RECOGNIZES THAT THE SHARES ARE A SPECULATIVE INVESTMENT INVOLVING A HIGH DEGREE OF RISK OF LOSS BY THE PURCHASER AND THAT THE PURCHASER COULD LOSE THE ENTIRE AMOUNT OF THE PURCHASER'S INVESTMENT. THE PURCHASER IS ABLE TO BEAR THE ECONOMIC RISK OF SAID INVESTMENT AND AT THE PRESENT TIME COULD AFFORD A COMPLETE LOSS OF SAID INVESTMENT.

            (d) Purchaser represents and warrants to the Company that Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and that the Shares are being acquired for private investment for Purchaser's own account and not with a view to or for sale in connection with any distribution of the Shares to others.

           (e) Purchaser acknowledges that the certificates representing the Shares will bear the legends set forth herein:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

           (f) Purchaser understands that the Shares constitute "restricted securities" for the purposes of Rule 144 promulgated under the Securities Act. The Company agrees to use its best efforts to keep available adequate public information regarding the Company to satisfy subsection (c) of such Rule 144.

        5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

        6. Controlling Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California.

        7. Severability. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

        8. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the purchase of the Shares and remain in full force and effect. No independent investigation of the Company by the Purchaser, its counsel, or any of its agents or employees shall in any way limit or restrict the scope of the representations and warranties made by the Company in this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first written above.

                                            "THE COMPANY"

                                            COMPUTER MOTION, INC.,
                                            a Delaware corporation


                                            By: _______________________________

                                            Its: ______________________________



                                            "PURCHASER"

                                            MEDTRONIC ASSET MANAGEMENT, INC.


                                            By: _______________________________

                                            Its: ______________________________